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                                                                   EXHIBIT 10.21
                               WMS INDUSTRIES INC.
                                MIDWAY GAMES INC.
                         MIDWAY HOME ENTERTAINMENT INC.
                        WILLIAMS ELECTRONICS GAMES, INC.
                          3401 NORTH CALIFORNIA AVENUE
                             CHICAGO, ILLINOIS 60618


                                            March 12, 1998



GT Interactive Software Corp.
417 Fifth Avenue
New York, New York 10016

Gentlemen:

         Reference is made to the GTIS Master Option and License Agreement (Home Video Games) dated March 31, 1995, as amended, including Exhibit A thereto (the "Midway Master Home Video Agreement"), and the Master Option and License Agreement for Atari Home Video Games dated March 27, 1996, including Exhibit A thereto (the "Atari Master Home Video Agreement") (collectively, the "Master Home Video Agreements"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to those terms in the Master Home Video Agreements.

         Concurrently herewith, the parties are entering into a Third Amendment to the GTIS Master Option and License Agreement, dated December 28, 1994, as amended, and a First Amendment to the GTIS Master Option and License Agreement for Atari PC Games dated March 27, 1996. The parties also desire to amend the Master Home Video Agreements in order to make certain conforming and other changes as provided herein.

         1. On July 1, 1996, WMS assigned its rights and delegated its obligations under the Master Home Video Agreements together with substantially all other assets and liabilities comprising the video game business of WMS to its then wholly-owned subsidiary, Midway (which was subsequently renamed Midway Games Inc.). GTIS, Midway, WMS, Williams Electronics Games, Inc. and Midway Home Entertainment Inc. (formerly, Williams Entertainment Inc.) hereby confirm the assumption by Midway and Midway Home Entertainment Inc. of all rights, obligations and liabilities of WMS and Williams Electronics Games, Inc. under the Midway Master Home Video Agreement and the assumption by Midway of all of the rights, obligations and liabilities of WMS under the the Atari Master Home Video Agreement, provided, however, that in each case, WMS and Williams Electronics Games, Inc. shall continue to remain liable for their obligations under the Master Home Video Agreements.

         2. With respect to periods from and after July 1, 1996, unless the context shall otherwise require, references to "WMS Group" shall be replaced in the Master Home Video Agreements by references to "Midway Group", which shall mean Midway or any subsidiary, affiliate or other entity, a majority of whose capital stock is owned directly or indirectly by Midway or with respect to which during the term of the Master Home Video Agreements, Midway, directly or indirectly, has the legal power, without the consent of any third party, to direct the acquisition of rights to or exploitation of Games on Designated Consumer Game Platforms. With respect to periods from and after July 1, 1996, unless the context shall otherwise require, references to "WMS" shall be replaced by references to "Midway." For purposes of clarification, any entity



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a majority of whose capital stock is acquired by Midway and any entity a majority of whose capital stock is acquired by AGC, as the case may be, shall not be deemed members of the Midway Group or the Atari Group, respectively, with respect to periods preceding its date of acquisition by Midway or AGC, as the case may be, and (i) home video games designed for play on a specific Designated Consumer Game Platform which were released by such acquired entity prior to its date of acquisition by Midway or AGC shall not be deemed to constitute Games First Released by the Midway Group or the Atari Group, as the case may be, unless such home video games are subsequently released by a member of the Midway Group or the Atari Group (which shall include such acquired entity), respectively, and (ii) home video games designed for play on a specific Designated Consumer Game Platform which are released by such acquired entity on or after its date of acquisition by Midway or AGC shall be deemed to be Games First Released by the Midway Group or the Atari Group, as the case may be (which shall then include such acquired entity), and shall be available for license by GTIS (subject to all limitations and contractual agreements theretofore entered into by such acquired entity prior to the date of its acquisition by Midway or AGC, including any limitations on the Midway Group's or Atari Group's right to sublicense or subdistribute such Games).

         3. Section 2.9 of the Midway Master Home Video Agreement (as added in the First Amendment to the Midway Master Home Video Agreement) and Section 2.10 of the Atari Master Home Video Agreement are hereby deleted.

         4. All references in the Master Home Video Agreements to an "Early Termination Event" are hereby deleted. Midway, Williams Electronics Games, Inc., Midway Home Entertainment Inc. and WMS hereby confirm that Warner
Communications, Inc. has no current or future right to acquire any or all of the ownership of AGC.

         5. Sections 11 of the forms of Home Video Game Distribution and License Agreement attached as Exhibits A to each of the Master Home Video Agreements (regarding translations of the text associated with the Licensed Products) are amended to provide that Licensor shall not be required to encode Licensee's translation text in a new Technically Acceptable Master Disk if Licensee shall not have furnished its translation text to Licensor within ten business (10) days following its receipt from Licensor of the complete Text Materials. Text Materials delivered by Licensor to Licensee shall be deemed complete unless Licensee shall have notified Licensor in writing that such Text Materials as delivered are incomplete, specifying in detail the reasons therefor, within five
(5) business days following Licensee's receipt thereof. In such case Licensor shall furnish any additional required Text Materials as promptly as possible and Licensee shall have ten (10) additional business days from its receipt of such additional Text Materials in which to furnish its translation text to Licensor.

         6. Addresses to which notices shall be sent under the Master Home Video Agreements (including the applicable notice provisions of all applicable Home Video Game Distribution and License Agreements for Midway and Atari games) shall be changed as follows:

                                      Midway Games Inc.
                                      3401 North California Avenue
                                      Chicago, Illinois 60618
                                      Attention: Mr. Neil D. Nicastro, President
                                      Telephone Number:  (773) 961-1222
                                      Facsimile Number:  (773) 961-1099

                                      With copies to:



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                                      Midway Home Entertainment Inc.
                                      1800 South Business Highway 45
                                      Corsicana, Texas 75110
                                      Attention:  Mr. Byron Cook
                                      Telephone Number:   (903) 874-2683
                                      Facsimile Number:     (903) 872-8000

                                      Midway Home Entertainment Inc.
                                      1800 South Business Highway 45
                                      Corsicana, Texas  75110
                                      Attention: Mr. Eugene Freeman
                                      Telephone Number:  (903) 874-2683
                                      Facsimile Number  (903) 872-8000

                                      With a copy to:

                                      Jeffrey N. Siegel, Esq.
                                      Shack & Siegel, P.C.
                                      530 Fifth Avenue
                                      New York, New York 10036
                                      Telephone Number:  (212) 782-0700
                                      Facsimile Number:  (212) 730-1964

                                      Notices to GTIS shall also be sent with a copy to:




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                                      GT Interactive Software Corp.
                                      417 Fifth Avenue
                                      New York, New York 10016
                                      Attention:  Stephanie Bhonslay, Esq.
                                      Telephone Number:  (212)  726-6981
                                      Facsimile Number:    (212)  726-4214

         Please indicate your agreement to the foregoing by signing this letter in the place provided below.

                                                Very truly yours,

                                                WMS Industries Inc.

                                                By:/s/ Orrin J. Edidin
                                                   ----------------------------
                                                    Orrin J. Edidin
                                                    Vice President & Secretary


                                                Midway Games Inc.

                                                By:/s/ Orrin J. Edidin
                                                   ----------------------------
                                                    Orrin J. Edidin
                                                    Vice President & Secretary


                                                Midway Home Entertainment Inc.

                                                By:/s/ Orrin J. Edidin
                                                   ----------------------------
                                                    Orrin J. Edidin
                                                    Vice President & Secretary


                                                Williams Electronics Games, Inc.

                                                By:/s/ Orrin J. Edidin
                                                   ----------------------------
                                                    Orrin J. Edidin
                                                    Vice President & Secretary
Accepted and Agreed to:

GT Interactive Software Corp.

By:/s/ Harry M. Rubin
   -----------------------------------
     Harry M. Rubin
     President, International Division
      Business Affairs


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